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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 24, 1999


                    Planet Hollywood International, Inc.
           (Exact Name of Registrant as Specified in its Charter)


Delaware                     000-28230                 59-3283783
(State or Other          (Commission File              (IRS Employer
Jurisdiction of               Number)                  Identification
Incorporation)                                         Number)

                           8669 Commodity Circle
                             Orlando, FL 32819
                  (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (407) 363-7827


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Item 5. Other Events

          Planet Hollywood International, Inc. ("PHL") announced on Thursday, March 25, 1999 that Keith Barish has resigned from PHL's Board of Directors effective March 24, 1999.

          A copy of the press release dated March 25, 1999 announcing Mr. Barish's resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits


           Exhibit No.                        Description

              99.1           Press release dated March 25, 1999,
                             announcing the resignation of Keith
                             Barish from the PHL Board of Directors.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Planet Hollywood International, Inc.,


                                    By:  /s/ Scott E. Johnson
                                        ---------------------------------
                                        Senior Vice President,
                                        General Counsel and Secretary
March 26, 1999

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                               EXHIBIT INDEX

Exhibit No.              Description of Exhibit

99.1 Press release dated March 25, 1999, announcing the resignation of Keith Barish from the PHL Board of Directors.


                                     3

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                                                               Exhibit 99.1


Orlando, Fla., March 25, 1999 - Planet Hollywood International, Inc. (NYSE:PHL) today announced that Keith Barish has resigned from the Board of Directors of the Company, effective March 24, 1999.





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